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                                                                    Exhibit 99.1

WEBSIDESTORY ANNOUNCES RECORD FIRST QUARTER 2005 RESULTS, RAISES REVENUE
GUIDANCE

Q1 Subscription Revenue Up 40% Over Last Year; Record Net Income

(SAN DIEGO, CA-May 2) WebSideStory, Inc. (Nasdaq: WSSI - News), a leading provider of on-demand digital marketing services, today announced results of operations for the quarter ended March 31, 2005 and raised its quarterly revenue guidance through the end of 2005. Financial highlights for the quarter include:

     - First quarter 2005 revenue was $6,957,000, an increase of 38% over the $5,040,000 reported in the same period in 2004. First quarter 2005 subscription revenue was $6,946,000, an increase of 40% over the $4,966,000 reported in the same period in 2004.

     - On a non-GAAP basis, first quarter 2005 pro forma net income before stock-based compensation expenses was $1,204,000. On a GAAP basis, first quarter 2005 net income was $1,022,000, an increase of approximately 700% over the $128,000 reported in the same period in 2004. First quarter 2005 net income included stock-based compensation expenses of $182,000.

     - On a non-GAAP basis, first quarter 2005 pro forma earnings per share before the stock-based compensation was $0.07. On a GAAP basis, first quarter 2005 earnings per share was $0.06. Earnings per share included stock-based compensation expenses of $182,000, or approximately $0.01 per share. All per share numbers are expressed on a weighted average diluted share basis.

"We are proud to report another solid quarter of growth and profitability", said Jeff Lunsford, chairman and CEO. "We achieved record first quarter bookings, over 50% higher than last year's, and signed up over 100 new customers, demonstrating growing acceptance of the WebSideStory Active Marketing Suite as the preferred digital marketing suite. The strong bookings performance in Q1 is leading us to raise revenue guidance for the rest of this year."

Other operating and strategic highlights in the first quarter included:

     -    Signing of the 20th HBX Stream partner;

     - Significant new contracts with Knight Ridder, Comcast and Classified Ventures;

     - Signing of a definitive agreement to acquire Avivo Corporation (d.b.a. Atomz), expanding the company's on-demand offerings into site search and web content management; and

     - Continued expansion in Europe and Asia.

Tom Willardson, chief financial officer, stated, "We are providing guidance as a combined WebSideStory-Atomz entity assuming a May 4 closing. However, so that investors can clearly evaluate the health of our core business pre-acquisition, we are disclosing that revenue guidance for WebSideStory on a standalone basis would have been $7.8 to $7.9 million for Q2. The midpoint of this range represents 49% growth over Q2 of 2004, reflecting accelerating top line growth."

Financial Guidance

WebSideStory provides the following guidance, which assumes the acquisition of Atomz assuming a May 4 close (in millions except per share data):


                           Q2-05        Q3-05       Q4-05        Q1-06
Revenue (millions)       $9.2-$9.4    $11.0-11.3  $11.9-12.3   $12.7-13.5

Non-GAAP, pro forma earnings before stock-based compensation and amortization of
intangibles per share    $0.09-0.10   $0.11-0.12
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

Stock-based compensation and amortization of intangibles
per share                ($0.03)      ($0.03)

GAAP Earnings per share   $0.06-0.07   $0.08-0.09

Note on the Use of Non-GAAP Financial Measures

Some of the financial measures in this press release, including the guidance on future periods, are presented on a pro forma basis. These pro forma numbers are considered non-GAAP financial measures within the meaning of SEC Regulation G. WebSideStory believes that this presentation is useful to investors, because it describes the operating performance of the company and helps investors gauge the company's ability to generate cash flow, excluding some non-cash charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Company management uses these non-GAAP measures as important indicators of the company's past performance and to plan and forecast performance in future periods. Investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.

Conference Call and Webcast Information

Management will host a quarterly conference call and simultaneous webcast to discuss the results, later today, on Monday, May 2, 2005, at 1:30 p.m. Pacific Time. To participate in the call, investors should dial 888 396-2356 (domestic) or 617 847-8709 (international) 10 minutes prior to the scheduled call. The pass code is 98849558. Additionally, a live audio-only webcast of the call may be accessed via the Internet at www.websidestory.com. An archived version of the webcast will also be available for at least twelve months, beginning two hours after completion of the call, at the same location.

Forward-Looking Statements

Statements in this press release that are not a description of historical facts are forward-looking statements. For example, statements about financial condition, possible or assumed future results of operations, growth opportunities, and plans and objectives of management are all forward-looking statements. In addition, statements about the anticipated synergies of WebSideStory's and Atomz's business and about the projected future financial performance of Atomz's and WebSideStory's business are also forward-looking statements. You should not regard any forward-looking statement as a representation by WebSideStory that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in WebSideStory's business. Such risks include, without limitation: WebSideStory's limited experience in an emerging market with unproven business and technology models, the risk of incurring higher than expected costs associated with integrating the operations of Atomz with those of WebSideStory, WebSideStory's reliance on its web analytics services for the majority of its revenue, the risk that the acquisition of Atomz may not occur or that sales of Atomz's services will not be as high as anticipated, WebSideStory's recent achievement of profitability and the risk that it may not maintain its profitability, the highly competitive markets in which WebSideStory operates that may make it difficult for the company to retain customers, the risk that WebSideStory's customers fail to renew their agreements or that Atomz's customers fail to renew their agreements following the acquisition, the risk that WebSideStory's services may become obsolete in a market with rapidly changing technology and industry standards, and the risk that WebSideStory may incur unanticipated or unknown losses or liabilities if it completes the acquisition of Atomz, as well as the other risks described in WebSideStory's filings with the Securities and Exchange Commission, including WebSideStory's annual report on Form 10-K for the year ended December 31, 2004. Do not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement and WebSideStory undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.
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About WebSideStory

WebSideStory is a leading provider of on-demand web analytics services. WebSideStory's services collect data from web browsers, process that data and deliver reports of online behavior to its customers on demand. More than 700 enterprises currently use WebSideStory's services to understand how Internet users respond to web site design and content, online marketing campaigns and e-commerce offerings. As a result, WebSideStory's customers can make more effective marketing decisions and improve the merchandising, sales, support and design of their web sites. For more information, contact WebSideStory, Inc.
Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor,
San Diego, CA 92121. E-mail: wsspress@websidestory.com. web site: http://www.websidestory.com/. HBX is a trademark, and WebSideStory is a registered trademark of WebSideStory. Other trademarks belong to their respective owners.


About Atomz

Atomz is a leading provider of on-demand digital marketing applications. Its hosted services include site search and web content management. More than 300 enterprises currently use Atomz's services to manage and improve their web sites. For more information about Atomz's services visit the company's web site at www.atomz.com. Atomz is a trademark of Avivo Corporation.

Contact Information

For additional information, please contact: Thomas Willardson, CFO (858) 546-0040 ext. 387.
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Financial Statements

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
WEBSIDESTORY, INC.                                                        THREE MONTHS ENDED
                                                                  ----------------------------------
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS                       MARCH 31,         MARCH 31,
(in thousands, except share and per share data)                        2005              2004
                                                                  ----------------  ----------------
                                                                     Unaudited         Unaudited
Revenues
    Subscriptions                                                         $ 6,946           $ 4,966
    Advertising                                                                11                74
                                                                  ----------------  ----------------
       Total revenues                                                       6,957             5,040

Cost of revenues

    Cost of revenue                                                           998               750
    Stock-based compensation                                                    2                 5
                                                                  ----------------  ----------------
       Total cost of revenues                                               1,000               755
                                                                  ----------------  ----------------

Gross profit                                                                5,957             4,285

Operating expenses

    Sales and marketing                                                     2,944             2,162
    Technology development                                                    787             1,008
    General and administrative                                              1,152               707
    Stock-based compensation *                                                180               267
                                                                  ----------------  ----------------
       Total operating expenses                                             5,063             4,144
                                                                  ----------------  ----------------

Income from operations                                                        894               141

    Interest expense                                                           (2)                -
    Interest income                                                           183                17
                                                                  ----------------  ----------------

Income before provision for income taxes                                    1,075               158

Provision for income taxes                                                     53                30
                                                                  ----------------  ----------------

Net income                                                                $ 1,022             $ 128

Accretion of discount on redeemable preferred stock                             -              (398)
                                                                  ----------------  ----------------

Net income (loss) attributable to common stockholders                     $ 1,022            $ (270)
                                                                  ----------------  ----------------

Net income (loss) per share attributable to common shareholders:

    Basic                                                                  $ 0.07           $ (0.06)
    Diluted                                                                $ 0.06           $ (0.06)

Weighted average number of shares used in per share amounts
    Basic                                                              15,446,842         4,463,183
    Diluted                                                            16,921,915         4,463,183

----------------------------
(*) Stock-based compensation

       Sales and marketing                                                   $ 34              $ 12
       Technology development                                                   2                60
       General and administrative                                             144             $ 195
                                                                  ----------------  ----------------
                                                                            $ 180             $ 267
                                                                  ----------------  ----------------
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
WEBSIDESTORY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS                                                             MARCH 31,      DECEMBER 31,
(in thousands, except share and per share data)                                                     2005             2004
                                                                                                --------------  ---------------
Assets                                                                                            Unaudited
Current assets
    Cash and cash equivalents                                                                         $ 7,722          $ 5,710
    Investments                                                                                        14,305           16,323
    Accounts receivable                                                                                 3,885            3,704
    Prepaid expenses and other current assets                                                           1,453              834
                                                                                                --------------  ---------------
       Total current assets                                                                            27,365           26,571
    Property and equipment, net                                                                         1,895            1,884
    Investments                                                                                         9,514            8,676
    Other assets                                                                                          648              341
                                                                                                --------------  ---------------
                                                                                                     $ 39,422         $ 37,472
                                                                                                --------------  ---------------

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

    Accounts payable                                                                                    $ 710            $ 307
    Accrued liabilities                                                                                 2,269            2,083
    Deferred revenue                                                                                    6,456            6,364
    Capital lease short term                                                                               20               18
    Note payable                                                                                          109               27
                                                                                                --------------  ---------------
       Total current liabilities                                                                        9,564            8,799
    Deferred rent                                                                                         287              320
    Capital lease long term                                                                                92              100
    Other liabilities                                                                                      54               54
                                                                                                --------------  ---------------
       Total liabilities                                                                                9,997            9,273
                                                                                                --------------  ---------------
Commitments and contingencies
Stockholders' equity

    Preferred stock, 10,000,000 shares authorized and no shares issued and outstanding
       at March 31, 2005 and December 31, 2004                                                              -                -
    Common stock, $0.001 par value; 75,000,000 shares authorized, 15,638,279 and 15,624,856
       shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively.                16               16
    Additional paid in capital                                                                         82,945           82,895
    Unearned stock-based compensation                                                                    (594)            (779)
    Accumulated other comprehensive income                                                                250              281
    Accumulated deficit                                                                               (53,192)         (54,214)
                                                                                                --------------  ---------------
       Total stockholders' equity                                                                      29,425           28,199
                                                                                                --------------  ---------------
                                                                                                     $ 39,422         $ 37,472
                                                                                                --------------  ---------------
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
                                                                                              Three months ended
                                                                                       ----------------------------------
RECONCILIATION OF GAAP NET INCOME TO NON-GAAP PRO FORMA NET INCOME                        March 31,         March 31,
       (in thousands)                                                                       2005              2004
                                                                                       ----------------  ----------------
                                                                                          Unaudited         Unaudited
Net income (loss) attributable to common stockholders                                          $ 1,022            $ (270)

Stock-based compensation                                                                           182               272
                                                                                       ----------------  ----------------

Non-GAAP Pro forma net income                                                                  $ 1,204               $ 2
                                                                                       ----------------  ----------------

RECONCILIATION OF GAAP EARNINGS PER SHARE TO NON-GAAP PRO FORMA EARNINGS PER SHARE

GAAP earnings (loss) per share
    Basic                                                                                       $ 0.07           $ (0.06)
    Diluted                                                                                     $ 0.06           $ (0.06)

Stock-based compensation per share                                                              $ 0.01            $ 0.06

Non-GAAP Pro forma net income per share attributable to common stockholders:

    Basic                                                                                       $ 0.08            $ 0.00
    Diluted                                                                                     $ 0.07            $ 0.00

Weighted-average number of shares used in per share amounts:

    Basic                                                                                   15,446,842         4,463,183
    Diluted                                                                                 16,921,915         4,463,183
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